Exhibit 10.1

2012 STOCK OPTION PLAN

OF

TCS HOLDINGS, INC.

TCS Holdings, Inc., a Delaware corporation, hereby adopts this 2012 Stock Option Plan of TCS Holdings, Inc.  The purposes of the Plan (as defined herein) are as follows:

(1)                                 To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein) by providing additional incentives to Employees, Consultants and Independent Directors (as such terms are defined below) of the Company and its Affiliates who have been or will be given responsibility for the management or administration of the Company’s or one of its Affiliates’ business affairs, by assisting them to become owners of Common Stock (as defined herein), thereby enabling them to benefit directly from the growth, development and financial success of the Company and its Subsidiaries.

(2)                                 To enable the Company and its Subsidiaries to obtain and retain the services of the type of professional, technical and managerial Employees, Consultants and Independent Directors considered essential to the long-range success of the Company and its Subsidiaries by providing and offering them an opportunity to become owners of Common Stock through the exercise of Options (as defined herein), including, in the case of certain Employees, Options that are intended to qualify as “incentive stock options” under Section 422 of the Code (as defined herein).

ARTICLE I.
DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.  The singular pronoun shall include the plural where the context so indicates.

Section 1.1                                    “Administrator” means the Committee to which the Board has delegated its powers and authority under the Plan pursuant to Section 6 or, prior to such delegation, the Board.

Section 1.2                                    “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given to such term under Rule 405 of the Securities Act.

Section 1.3                                    “Board” shall mean the Board of Directors of the Company.

Section 1.4                                    “California Optionee” shall mean an Optionee who is a resident of the State of California at the time that an Option is granted under the Plan.

Section 1.5                                    “California Regulations Code” shall mean the California Code of Regulations, as in effect from time to time.

Section 1.6                                    “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7                                    “Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more directors and/or executive officers of the Company that are delegated duties, powers or authorities pursuant to Section 6.2, in either case, to the extent permitted in accordance with applicable laws, rules, regulations and stock exchange requirements.

Section 1.8                                    “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and such other class of stock into which such common stock is hereafter converted or exchanged.

Section 1.9                                    “Company” shall mean TCS Holdings, Inc., a Delaware corporation, or any successor thereto.  Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.

Section 1.10                             “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or an Affiliate thereof; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

Section 1.11                             “Corporate Event” shall mean, as determined by the Board in its sole discretion, any transaction or event described in Section 7.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the Company, or any change in applicable laws, regulations, or accounting principles.

Section 1.12                             “Director” shall mean a member of the Board or a member of the board of directors of any Affiliate of the Company.

Section 1.13                             “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered under the deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.14                             “Employee” shall mean, with respect to any entity, any employee of such entity (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code).  An Optionee shall not cease to be an Employee in the case of any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then for this purpose, such Employee’s employment shall be considered terminated as of the first day immediately following expiration of such 90-day period.  If reemployment upon expiration of a longer period of leave is guaranteed by statute or contract, then for this purpose, such Employee’s employment shall be considered terminated as of the first day immediately following expiration of such guaranteed period of leave.

Section 1.15                             “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of the Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Options.

Section 1.16                             “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.17                             “Fair Market Value” of a share of Common Stock as of a given date shall, except as specifically set forth in Section 5.3(c), be:

(a)                                 The closing price of a share of Common Stock on the New York Stock Exchange, Nasdaq or such other principal exchange on which such shares are then trading, if any (or as reported on any composite index which includes the New York Stock Exchange, Nasdaq or such other principal exchange), for such date, or if no sale occurred on such date, the most recent trading day prior to such determination date on which a sale occurred; or

(b)                                 If Common Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for a share of Common Stock on such date, or if no sale occurred on such date, the most recent trading day prior to such determination date on which sales prices or bid and asked prices, as applicable, as reported by such quotation system; or

(c)                                  If Common Stock is not publicly traded on an exchange and not quoted on a quotation system, the fair market value of a share of Common Stock as determined by the Board in its sole discretion.

Section 1.18                             “Incentive Stock Option” shall mean an Option that conforms to the applicable provisions of Section 422 of the Code and that is designated as an Incentive Stock Option by the Administrator.

Section 1.19                             “Independent Director” shall mean a Director who is not an Employee of the Company or any of its Affiliates.

Section 1.20                             “Initial Public Offering” shall mean the first issuance by the Company of any class of common equity securities that is required to be registered (other than on a Form S-8) under Section 12 of the Exchange Act.

Section 1.21                             “Non-Qualified Stock Option” shall mean an Option which is not an “incentive stock option” within the meaning of Section 422 of the Code.

Section 1.22                             “Officer” shall mean an officer, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended from time to time.

Section 1.23                             “Option” shall mean an option granted under the Plan to purchase Common Stock.  Subject to Section 3.2, an Option shall, as determined by the Administrator, be either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 1.24                             “Optionee” shall mean an Employee, Consultant or Independent Director to whom an Option is granted under the Plan.

Section 1.25                             “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.26                             “Plan” shall mean this 2012 Stock Option Plan of TCS Holdings, Inc., as amended from time to time.

Section 1.27                             “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

Section 1.28                             “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.29                             “Stock Option Agreement” shall have the meaning set forth in Section 4.1.

Section 1.30                             “Stockholders Agreement” shall mean an agreement by and between the Optionee and the Company which contains certain restrictions and limitations applicable to the shares of Common Stock acquired upon Option exercise (and/or to other shares of Common Stock, if any, held by the Optionee during the term of such agreement), the terms of which shall be determined by the Board in its discretion.

Section 1.31                             “Subsidiary” of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.32                             “Termination of Consultancy” shall mean the time when the engagement of an Optionee as a Consultant to the Company or an Affiliate thereof is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Affiliate thereof.  The determination of whether a Termination of Consultancy has occurred shall be made in the sole and absolute discretion of the Administrator and, for the avoidance of doubt, may include a termination of a Consultant’s services even if the Consultant continues to provide services to an unrelated Affiliate of the Company following such termination.

Section 1.33                             “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement.  The determination of whether a Termination of Directorship has occurred shall be made in the sole and absolute discretion of the Board and, for the avoidance of doubt, may include a termination of a Director’s services even if the Director continues to provide services to an unrelated Affiliate of the Company following such termination.

Section 1.34                             “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company (and its Affiliates), is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a transfer of the Employee’s employment to the Company or one of its Affiliates (through termination and reemployment or otherwise).  The determination of whether a Termination of Employment has occurred shall be made in the sole and absolute discretion of the Administrator.

Section 1.35                             “Termination of Services” shall mean the time of any Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, following which an Optionee no longer provides any services to the Company or any Affiliate thereof as (a) an Employee, (b) a Consultant, or (c) an Independent Director.

ARTICLE II.
SHARES SUBJECT TO PLAN

Section 2.1                                    Shares Subject to Plan.  The shares of stock subject to Options shall be shares of Common Stock. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 61,842 shares of Common Stock.

Section 2.2                                    Unexercised Options.  If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares of Common Stock subject to such Option (or portion thereof), but as to which such Option was not exercised prior to its expiration or cancellation, may again be optioned hereunder, subject to the limitations of Section 2.1.

ARTICLE III.
GRANTING OF OPTIONS

Section 3.1                                    Eligibility.  Subject to Section 3.2, any (a) Employee of the Company or one of its Affiliates; (b) Consultant; or (c) Independent Director shall be eligible to be granted Options.

Section 3.2                                    Qualification of Incentive Stock Options.  Notwithstanding Section 3.1, no Incentive Stock Option shall be granted to any person who is not an Employee of the Company or one of its Subsidiaries.

Section 3.3                                    Granting of Options to Employees and Consultants

(a)                                 The Administrator shall from time to time:

(i)                                     Select from among the Employees and Consultants of the Company and any of its Affiliates (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii)                                  Determine the number of shares of Common Stock to be subject to such Options granted to such Employees and Consultants and, subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iii)                               Determine the terms and conditions of such Options, consistent with the Plan.

(b)                                 Upon the selection of an Employee or Consultant of the Company or any of its Affiliates to be granted an Option pursuant to Section 3.3(a), the Administrator shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Administrator may require as a condition to the grant of an Option to such Employee or Consultant that such Employee or Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her.  An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Administrator deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4                                    Granting of Options to Independent Directors

(a)                                 The Board may from time to time:

(i)                                     Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii)                                  Determine the number of shares of Common Stock to be subject to such Options granted to such selected Independent Directors; and

(iii)                               Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Stock Options.

(b)                                 Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the corporate secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her.  An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

ARTICLE IV.
TERMS OF OPTIONS

Section 4.1                                    Stock Option Agreement.  Each Option shall be evidenced by a written stock option agreement (“Stock Option Agreement”), which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan.  Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as “incentive stock options” within the meaning of Section 422 of the Code.

Section 4.2                                    Exercisability of Options

(a)                                 Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Administrator  may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b)                                 Except as otherwise provided in the applicable Stock Option Agreement, no portion of an Option which is unexercisable upon Termination of Services shall thereafter become exercisable.

(c)                                  To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.  The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock certificate issued upon exercise of Options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option.  For purposes of these rules, the Fair Market Value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

Section 4.3                                    Option Price.  Unless otherwise determined by the Administrator, the exercise price of the shares subject to each Option shall be the Fair Market Value of such shares as of the date of grant of the Option related thereto; provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than (a) 100% of the Fair Market Value of such shares on the date such Option is granted and (b) notwithstanding the foregoing subsection (a), with respect to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the Fair Market Value of such shares, in each case, on the date such Incentive Stock Option is granted.

Section 4.4                                    Expiration of Options.  No Option may be exercised to any extent by anyone after the first to occur of the following events (or such earlier date as may be set forth in any applicable Stock Option Agreement):

(a)                                 With respect to a Non-Qualified Stock Option, the expiration of ten years from the date the Non-Qualified Stock Option was granted; or

(b)                                 With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, 10% or less of the total combined voting power of all classes of stock of the Company or any Subsidiary thereof, the expiration of ten years from the date the Incentive Stock Option was granted; or

(c)                                  With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary thereof, the expiration of five years from the date the Incentive Stock Option was granted.

Section 4.5                                    At-Will Services.  Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or service as a Consultant or Director to, the Company or any Affiliate thereof, or shall interfere with or restrict in any way the rights of the Company and any Affiliate thereof, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and the Company or any Affiliate thereof.

ARTICLE V.
EXERCISE OF OPTIONS

Section 5.1                                    Person Eligible to Exercise.  During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof); provided, however, that the Optionee’s Eligible Representative may exercise such Optionee’s Option during the period of his or her disability, notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option.  After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2                                    Partial Exercise.  At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Stock Option Agreement, require any partial exercise to exceed a specified minimum number of shares.

Section 5.3                                    Manner of Exercise.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the corporate secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

(a)                                 Notice in writing signed by the Optionee or his or her Eligible Representative stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

(b)                                 A copy of the Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

(c)                                  Full payment for the shares with respect to which such Option or portion is thereby exercised:

(i)                                     In cash, by certified or bank cashier check, or by wire transfer; or

(ii)                                  With the consent of the Administrator (and any additional approval as may be required by the Stockholders Agreement), (A) shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; provided (I) such method of payment is then permitted under applicable laws, rules, regulations and stock exchange requirements; (II) such Common Stock, if acquired directly from the Company, was owned by the Optionee for such minimum period of time, if any, as may be established by the Company at any time, and (III) such Common Stock is not subject to any repurchase at less than Fair Market Value (as defined in the Stockholders Agreement), forfeiture, unfulfilled vesting or other similar requirements; (B) shares of Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; (C) following an Initial Public Offering and pursuant to any policies and procedures adopted by the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (D) any combination of the consideration listed in this Section 5.3(c)  or any other property of any kind which is deemed to constitute good and valuable consideration by the Administrator;

(d)                                 The payment to the Company (in cash, by certified or bank cashier check, by wire transfer or by any other means of payment approved by the Administrator) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option; provided that the Administrator may, in its sole discretion, allow the Optionee to satisfy the withholding tax obligations arising in connection with the exercise of any Option under the Plan by electing to have the Company withhold from the Common Stock to be issued that number of shares of Common Stock having a Fair Market Value equal to the amount required to be withheld (based on minimum applicable statutory withholding rates), determined on the date that the amount of tax to be withheld is determined;

(e)                                  Such representations and documents as the Administrator deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, Exchange Act and any other federal or state securities laws or regulations.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(f)                                   In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4                                    Conditions to Issuance of Stock Certificates.  The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  A certificate of shares will be delivered to the Optionee at the Company’s principal place of business within thirty days of receipt by the Company of the written notice and payment, unless an earlier date is agreed upon.  Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)                                 The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

(b)                                 The execution by the Optionee and delivery to the Company of the Stockholders Agreement;

(c)                                  The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its sole discretion, deem necessary or advisable;

(d)                                 The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable; and

(e)                                  The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

Section 5.5                                    Rights as Stockholders.  The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed the Stockholders Agreement and certificates representing such shares have been issued by the Company to such holder.

Section 5.6                                    Transfer Restrictions.  Shares acquired upon exercise of an Option shall be subject to the terms and conditions of the Stockholders Agreement.  In addition, the Administrator, in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.  The Administrator may require an Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within two years from the date of granting such Option or one year after the transfer of such shares to such Employee.  The Administrator may direct that any certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

ARTICLE VI.
ADMINISTRATION

Section 6.1                        Administrator.  Prior to an Initial Public Offering, the Plan shall be administered by the Administrator.  Following an Initial Public Offering, if any, the Plan shall be administered by the full Board unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board) assuming the functions of the Administrator under the Plan (the “Compensation Committee”) that, unless otherwise determined by the Board, shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code, provided that any action taken by the Compensation Committee shall be valid and effective, whether or not members of the Compensation Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 6.1 or otherwise provided in the charter of the Compensation Committee.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Compensation Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (in each case, to the extent applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.  The governance of the Compensation Committee shall be subject to the charter of the Compensation Committee as approved by the Board.  Vacancies in the Compensation Committee may only be filled by the Board.  Notwithstanding the foregoing, the Board or Compensation Committee may delegate its authority hereunder to the extent permitted by Section 6.2.

Section 6.2                                    Delegation of Authority.  The Administrator may, but need not, from time to time delegate some or all of its duties, powers and authority under the Plan (including, without limitation, the authority to grant Options under the Plan) to a committee or subcommittee consisting of one or more members of the Committee or of one or more Officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation the Board or the Compensation Committee, as applicable, determines is, or may become, subject to the deduction limitations set forth in Section 162(m) of the Code or (c) who are Officers of the Company who are delegated authority by the Committee hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Adminstrator may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 6.2 shall serve in such capacity at the pleasure of the Committee.

Section 6.3                                    Duties and Powers of the Administrator.  It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions.  The Administrator shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors and, with respect to such Options, the terms “Committee” and “Administrator” as used in the Plan shall be deemed to refer to the Board.  Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to “incentive stock options” within the meaning of Section 422 of the Code.  All determinations and decisions made by the Administrator under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all Persons.

Section 6.4                                    Compensation, Professional Assistance, Good Faith Actions.  All expenses and liabilities incurred by the members of the Administrator or any committee delegated authority thereby in connection with the administration of the Plan shall be borne by the Company.  The Administrator and any committee delegated authority thereby may employ attorneys, consultants, accountants, appraisers, brokers or other persons.  The Administrator, any committee delegated authority thereby, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Administrator or any committee delegated authority thereby in good faith shall be final and binding upon all Optionees, the Company and all other interested persons.  No member of the Administrator or any committee delegated authority thereby shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Administrator and any committee delegated authority thereby shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII.
OTHER PROVISIONS

Section 7.1                                    Changes in Common Stock; Disposition of Assets and Corporate Events

(a)                                 Subject to Section 7.1(e), in the event that the Administrator determines that any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (other than an Equity Restructuring), in the Administrator’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)                                     The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued);

(ii)                                  The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options;

(iii)                               The exercise price with respect to any Option; and

(iv)                              the financial or other “targets” specified in each Stock Option Agreement for determining the exercisability of Options, if applicable.

(b)                                 Subject to Section 7.1(e) and the terms of outstanding Stock Option Agreements, upon the occurrence of a Corporate Event, the Administrator, in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or transactions or events or to give effect to such changes in laws, regulations or principles:

(i)                                     In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event and either automatically or upon the Optionee’s request, for either (A) the purchase of any such Option for an amount of cash, securities, or other property equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Administrator may determine) immediately prior to the occurrence of such transaction or event (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Administrator determines in good faith that no amount would have been obtained upon the exercise of such Option, then the Option may be terminated by the Company without payment), or (B) the replacement of such vested (and other) portion of such Option with other rights, cash, securities or other property selected by the Administrator in its sole discretion;

(ii)                                  In its sole discretion, the Administrator may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that the Option (or any portion thereof) cannot be exercised after such event;

(iii)                               In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in this Plan or the applicable Stock Option Agreement;

(iv)                              In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the applicable Stock Option

Agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event, such Option (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or Subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), with appropriate adjustments as to the number and kind of shares and prices;

(v)                                 In its sole discretion, and on such terms and conditions as it deems appropriate, the Administrator may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

(vi)                              In its sole discretion, and on such terms as it deems appropriate, the Administrator may, for reasons of administrative convenience, provide that some or all Options may not be exercised during a specified period of not more than thirty (30) days prior to the consummation of a Corporate Event.

(c)                                  In connection with the occurrence of any Equity Restructuring:

(i)                                     The number and type of securities subject to each outstanding Option and the exercise price thereof shall be equitably adjusted; and/or

(ii)                                  The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares of Common Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitation set forth in Section 2.1). The adjustments provided under this Section 7.1(c) shall be nondiscretionary and shall be final and binding on the affected Optionee and the Company.

(d)                                 Subject to Section 7.1(e), the Administrator may, in its sole discretion, include such further provisions and limitations in any Stock Option Agreement as it may deem equitable and in the best interests of the Company and its Affiliates.

(e)                                  With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Options to cease to qualify as “incentive stock options” under Section 422 of the Code or any successor provisions thereto, unless the Administrator determines that the Options are not intended to comply with Section 422(b) of the Code following such adjustment.  With respect to Non-Qualified Stock Options, unless otherwise determined by the Administrator, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent such adjustment or action would cause the Option to become subject to Section 409A of the Code or any successor provision thereto.

(f)                                   To the extent required by the California Regulations Code, any adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be made consistent with California Regulations Code §260.140.41(d).

(g)                                  Notwithstanding the foregoing provisions of this Section 7.1, unless otherwise determined by the Administrator, no such adjustments shall be made in connection with (i) any equity investment by the Company’s stockholders pursuant to a Corporate Event in connection with which the shares of Common Stock are sold at Fair Market Value, or (ii) any equity investment by third parties which results in a dilution of ownership of the Common Stock affecting all of the Company’s stockholders.

Section 7.2                                    Options Not Transferable.  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.3                                    Amendment, Suspension or Termination of the Plan.  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Compensation Committee.  However, without stockholder approval within 12 months before or after such action, no action of the Board or the Administrator may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option price requirements of Section 4.3, or extend the limit imposed in this Section 7.3 on the period during which Options may be granted.  Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.  No Option may be granted during any period of suspension or after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board or approved by the Company’s stockholders, whichever is earlier.

Section 7.4                                    Effect of Plan Upon Other Option and Compensation Plans.  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in this Plan shall be construed to limit the right of the Company or any Affiliate (a) to establish any other forms of incentives or compensation for Directors, Employees or Consultants of the Company or any Affiliate; or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5                                    Approval of Plan by Stockholders.  This Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s initial adoption of this Plan.  No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said 12-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

Section 7.6                                    Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7                                    Conformity to Securities Laws.  The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder to the extent the Company or any Optionee is subject to the provisions thereof.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8                                    Governing Law.  To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 7.9                                    Severability.  In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 7.10                             Section 409A.  Unless otherwise determined by the Administrator, all Options granted hereunder shall be intended to be exempt from Section 409A of the Code.  Accordingly, the Plan and Stock Option Agreements shall be interpreted and construed in a manner necessary or appropriate to carry out this intent.  Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Option may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Stock Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Section 409A of the Code.  Notwithstanding anything herein to the contrary, no provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A of the Code from any Optionee or other Person to the Company or any of its Affiliates, employees or agents.

Section 7.11                             California Optionees.  To the extent required by applicable securities laws with respect to California Optionees or otherwise, the Plan and Stock Option Agreements shall be interpreted in accordance with the California Regulations Code.  To the extent required by the California Regulations Code, California Optionees (or any other Optionees, as required by applicable securities laws) shall receive such financial statement information that the Administrator determines is necessary or appropriate to comply with California Regulations Code §260.140.46.

*  *  *  *  *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of TCS Holdings, Inc. as of           , 2012.

I hereby certify that the foregoing Plan was adopted by the stockholders of TCS Holdings, Inc. as of           , 2012.

Executed as of           , 2012.

Officer Name:
Officer Title: